Exhibit 10.75

EXECUTION COPY

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 6, 2005, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Guaranty Agreement (as defined below), each of the Lenders (as defined below) signatory hereto and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such terms in the Credit Agreement (as defined below).

RECITALS:

A.            The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003, as amended pursuant to that certain First Amendment to Credit Agreement, Security Agreement, Pledge Agreement and Guaranty Agreement dated August 27, 2003, that certain Second Amendment to Credit Agreement dated March 30, 2004, that certain Third Amendment to Credit Agreement dated July 12, 2004 and that certain Fourth Amendment to Credit Agreement dated July 29, 2005, as further amended by and together with this Fifth Amendment and as hereinafter amended, modified, supplemented, extended or restated from time to time (the “Credit Agreement”).

B.            The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Guaranty Agreement”).

C.            The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01             Amendment to Credit Agreement. The definition of “Applicable Margin” in Annex A to the Credit Agreement is hereby deleted and the following new definition is inserted in replacement thereof:

“Applicable Margin” means, effective as of August 1, 2005,

(i)            with respect to Base Rate Loans and all other Obligations (other than LIBOR Loans), -.250%;

(ii)           with respect to LIBOR Loans, 1.25%; and

(iii)          with respect to the Unused Line Fee, .375%

The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Average Daily Availability for the fiscal quarter most recently ended, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of the Borrower’s quarterly Financial Statements to Lenders for the fiscal quarter ending

December 26, 2005 (the “Initial Adjustment Date”). Adjustments in Applicable Margins shall be determined by reference to the following grids:

If Average Daily Availability is:	Level of Applicable Margins:
> Greater than $175,000,000	Level I

Greater than $125,000,000 but less than or equal to $175,000,000	Level II

Greater than $75,000,000 but less than or equal to $125,000,000	Level III

Greater than $25,000,000 but less than or equal to $75,000,000	Level IV

Less than or equal to $25,000,000	Level V

Low to High

	Applicable Margins
	Level I	Level II	Level III	Level IV	Level V
Base Rate Loans	-.250%	.000%	.000%	.000%	.250%
LIBOR Loans	1.25%	1.50%	1.75%	2.00%	2.25%
Unused Line Fee	.375%	.375%	.300%	.250%	.250%

All adjustments in the Applicable Margins after the Initial Adjustment Date shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Agent and the Lenders a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

SECTION 1.02           Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Agent, on the Amendment Effective Date (as hereinafter defined), as follows:

(a)           After giving effect to this Amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, in each other Loan Document and in the Canadian Facility Guaranty, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

(b)           Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement the other Loan Documents and the Canadian Facility Guaranty on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement, the other Loan Documents or the Canadian Facility Guaranty.

(d)           This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)           The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

SECTION 1.03             Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that the Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Agent and each of the Lenders.

SECTION 1.04             Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.05             Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.06             Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

SECTION 1.07             Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)           THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)           THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET

FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)           THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 1.08             Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.09             Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.10             Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.11             Integration. This Amendment represents the agreement of the Borrower, the Guarantors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.12             Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects. Each Guarantor ratifies and confirms the Facility Guaranty as in full force and effect after giving effect to this Amendment.

SECTION 1.13             Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

SECTION 1.14             Arranger. The parties hereto acknowledge that BAS has acted as sole lead arranger and book manager in connection with the transactions contemplated by this Amendment, but that BAS shall not have any further responsibilities under the Credit Agreement or any of the other Loan Documents.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GUARANTORS:

SPHERION CORPORATION

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION ASSESSMENT INC.

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION ATLANTIC ENTERPRISES LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION ATLANTIC RESOURCES LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION ATLANTIC WORKFORCE
LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION (EUROPE) INC.

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION FINANCIAL
CORPORATION

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION PACIFIC ENTERPRISES
LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION PACIFIC RESOURCES
LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION PACIFIC WORKFORCE
LLC

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

SPHERION U.S. INC.

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

NORCROSS TELESERVICES L.P.
By: Norcross Holdings, LLC, its general partner

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

NORRELL CORPORATION

By:	/s/ James W. Williamson
Name:	James W. Williamson
Title:	Vice President Risk Management

AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Mark Herdman
Name:	Mark Herdman
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Herdman
Name:	Mark Herdman
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMORGAN CHASE
BANK)

By:	/s/ John M. Hariaczyi
Name:	John M. Hariaczyi
Title:	Vice President

STATE OF	Georgia	)
) SS:
COUNTY OF	Fulton	)

AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

I, James W. Williamson, the undersigned affiant, being first duly sworn upon my oath, did hereby depose and say:

1.             That on the 8th day of September, 2005, I executed that certain Fifth Amendment to Credit Agreement dated as of September 6th, 2005 (the “Amendment”), by and among Spherion Corporation, as borrower (the “Borrower”), each of the lenders signatory thereto (collectively, the “Lenders”). Bank of America, N.A., as agent for the Lenders and each Subsidiary of the Borrower party to the Guaranty Agreement dated as of July 24, 2003 (the “Transaction Document”).

2.             That the execution of the Transaction Document took place in the State of Georgia and County of Fulton.

3.             That on this date, the Transaction Documents were sent to Mark Herdman at Bank of America Business Capital, 300 Galleria Parkway, Atlanta, GA.

FURTHER AFFIANTS SAYETH NOT.

AFFIANT:	/s/ James W. Williamson
Name: James W. Williamson

Sworn to and subscribed before me this 8th day of September, 2005, by James W. Williamson who personally appeared before me and is personally known to me.

Notary:	/s/ Victoria V. Williams
Print Name: Victoria V. Williams
Notary Public, State of Georgia, DeKalb County
My commission expires:

Victoria V. Williams
Notary Public, DeKalb County, Georgia
My Commission Expires April 18, 2009

THE CIT GROUP/ BUSINESS CREDIT, INC.

By:	/s/ Steven Schuit
Name:	Steven Schuit
Title:	Vice President

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Lan Wong
Name:	Lan Wong
Title:	Vice-President

LASALLE BUSINESS CREDIT, LLC, as Agent on behalf of Standard Federal Bank National Association

By:
Name:
Title

PNC BANK, N.A.

By:	/s/ William P. Dyer
Name:	William P. Dyer
Title:	Vice-President